Execution Copy (Swap)

ISDA®

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of  January 16, 2007 between

UBS AG (hereinafter referred to as “Party A” or “Pledgor”)

and

WELLS FARGO BANK, N.A., not individually, but solely as trustee  on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1 (“Party B”)

 (hereinafter referred to as “Party B” or “Secured Party”).

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated as of  January 16, 2007 between Party A and Party B, Reference Number 37541849.

Paragraph 13.  Elections and Variables.

(a)

Security Interest for “Obligations”.  The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)

the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)

the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(3)

the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B)

“Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)

the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)

the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date, and

(3)

the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.

(C)

“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)

Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral”:

Collateral	S&P Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
(A) Cash in the form of USD	100%	100%	100%
(B) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.5%	100%	100%
(C) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	89.9%	100%	94%
(D) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	83.9%	100%	87%

(iii)

Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

(iv)

Threshold.

(A)

“Independent Amount” means zero with respect to Party A and Party B.

(B)

“Threshold” means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) an S&P Second Trigger Event has occurred and is continuing; otherwise, infinity.

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)

“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance and note principal balance of Certificates and Notes rated by S&P ceases to be more than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)

Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)

Valuation and Timing.

(i)

“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)

“Valuation Date” means each Local Business Dayon which any of the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount or the Moody’s Second Trigger Credit Support Amount is greater than zero.

(iii)

“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(v)

External Verification.  Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall (A) calculate the Secured Party’s Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party’s Exposure shall be based on the higher of the two external marks.  Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period.  The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B.  The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party’s Exposure based on the greater of the Valuation Agent’s internal marks and the external marks received.  If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)

Notice to S&P.  At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)

Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)

Substitution.

(i)

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)

Dispute Resolution.

(i)

“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied.

(A)

Party B is not a Defaulting Party and is a commercial bank or trust company organized under the laws of the United States or a political subdivision thereof or a U.S. branch of a bank organized under the laws of Switzerland, having assets of at least $10 billion and a long term debt or deposit rating of at least "A3" from Moody's and "A" from S&P.

(B)

Any Custodian appointed by Party B must be a commercial bank or trust company organized under the laws of the United States or a political subdivision thereof or a U.S. branch of a bank organized under the laws of Switzerland, having assets of at least $10 billion and a long term debt or deposit rating of at least "A3" from Moody's and "A" from S&P.

(C)

Posted Collateral may only be held in one or more accounts in the United States and any account established by Party B or its Custodian to hold Posted Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding Posted Collateral.

(D)

If Party B itself or a Custodian appointed by it at any time may not hold Posted Collateral consistent with this Paragraph 13(g) or elects not to do so, Party B shall promptly give notice to the Party A.

Initially, the Custodian for Party B is: Wells Fargo Bank, N.A.

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)

Distributions and Interest Amount.

(i)

Interest Rate.  The “Interest Rate” will be the interest rate per annum equal to the overnight Federal Funds Rate (as reported in Federal Reserve Publication H.15-519) for each day Posted Collateral in the form of Cash is held by Party B’s Custodian according to Paragraph 13(l) of this Annex.

(ii)

Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds as interest in respect of Posted Collateral in the form of Cash and such funds are available to Party B.

(iii)

Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).  There are no additional representations by either party.

(j)

Other Eligible Support and Other Posted Support.

(i)

“Value” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)

“Transfer” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)

Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:

UBS AG, Stamford Branch / Collateral Management/ 677 Washington Boulevard, Stamford, CT  06901 / Attention: Margin Specialist / Telephone 203-719-6116 / DL-Coll-STM@otc.ubs.com

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:  Same address as if to Party B pursuant to the Notices Section of this Agreement.

(l)

Address for Transfers.  Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

Party A account details  – To be provided.

Party B account details:

Wells Fargo Bank, N.A. / San Francisco, CA / ABA# 121-000-248 / Acct # 3970771416 / For Credit to: Corporate Trust Clearing / FFC: Swap Posted Collateral Account, Account # 50978004

(m)

Other Provisions.

(i)

Collateral Account.  Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)

Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)

Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, Moody’s Second Trigger Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.

(iv)

Form of Annex.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)

Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Event or an S&P Second Trigger Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(vi)

Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)

Withholding.  Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof  the words “less any applicable withholding taxes.”

(viii)

Notice of Failure to Post Collateral.  Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to Depositor.  For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

(ix)

Additional Definitions.  As used in this Annex:

“Approved Ratings Threshold” means each of the Moody’s Ratings Requirement (First Trigger) and S&P Ratings Requirement (First Trigger).

“Collateral Event” means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

 “DV01” means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party’s Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner.  The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted.

 “Local Business Day” means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s First Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which (I) a Moody’s First Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

the greater of (a) zero and (b) the sum of (i) the Secured Party’s Transaction Exposure for such Transaction and such Valuation Date and (ii) the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

 or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A such Valuation Date.

“Moody’s First Trigger DV01 Multiplier” means 15.

“Moody’s First Trigger Value” means, on any date and with respect to (i) any Eligible Collateral in the form of Cash, the amount thereof and (ii) any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s First Trigger Notional Amount Multiplier” means 2%.

“Moody’s Second Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which it is the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

(1)

if such Transaction is not a Transaction-Specific Hedge,

the greatest of (a) zero, (b) the amount of the next payment due to be paid by Party A under such Transaction, and (c) the sum of (x) the Secured Party’s Transaction Exposure for such Transaction and such Valuation Date and (y) the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

or

(2)

if such Transaction is a Transaction-Specific Hedge,

the greatest of (a) zero, (b) the amount of the next payment due to be paid by Party A under such Transaction, and (c) the sum of (x) the Secured Party’s Transaction Exposure for such Transaction and such Valuation Date and (y) the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger DV01 Multiplier” means, 50.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 65.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 10%.

“Moody’s Second Trigger Value” means, on any date and with respect to (i) any Eligible Collateral in the form of Cash, the amount thereof and (ii) any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Notional Amount Multiplier” means  8%.

 “Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which (i) an S&P First Trigger Event has occurred and been continuing for at least 30 days, or (ii) a S&P Second Trigger Event has occurred and is continuing, an amount equal to the sum, for each Transaction to which this Annex relates, of the sum of (1) 100.0% of the Secured Party’s Transaction Exposure for such Valuation Date and (2) the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

 “S&P First Trigger Event” means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Ratings Requirement (First Trigger).

“S&P Value” means, on any date and with respect to (i) any Eligible Collateral in the form of Cash, the amount thereof and (ii) any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Swap Provider Trigger Event” means: (A) an Event of Default with respect to which Party A is a Defaulting Party, (B) a Termination Event with respect to which Party A is the sole Affected Party or (C) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s First Trigger Valuation Percentage, or Moody’s Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s First Trigger Value, and the related Moody’s Second Trigger Value.

“Volatility Buffer” means, for any Transaction, the related percentage set forth in the following table.

The higher of the S&P credit rating of (i) Party A and (ii) the Credit Support Provider of Party A, if applicable	Remaining Weighted Average Maturity up to 3 years	Remaining Weighted Average Maturity up to 5 years	Remaining Weighted Average Maturity up to 10 years	Remaining Weighted Average Maturity up to 30 years
At least “A-2”	2.75%	3.25%	4.00%	4.75%
“A-3”	3.25%	4.00%	5.00%	6.25%
“BB+” or lower	3.50%	4.50%	6.75%	7.50%

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

UBS AG	Wells Fargo Bank, N.A.,
not individually, but solely as trustee on behalf of the Supplemental Interest Trust for the MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass Through Certificates, Series 2007-1
By: /s/ Stephen A. Thatcher	By:/s/ Graham M. Oglesby
Name: Stephen A. Thatcher	Name: Graham M. Oglesby
Title: Director and Counsel Region Americas Legal Fixed Income Section	Title: Assistant Vice President
By:/s/ Raha Ramezani
Name: Raha Ramezani
Title: Director Region Americas Legal Fixed Income Section